UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Histogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Address Not Applicable
(Address of principal executive offices)		(Zip Code)

(302) 636-5401

(Registrant’s telephone number, including area code)

10655 Sorrento Valley Road, Suite 200,

San Diego CA 92121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HSTO	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

__________________________________________________________

1 Histogen Inc. (the “Company”) terminated its lease agreement for its headquarters and laboratory. Accordingly, the Company does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, or to the email address set forth in the Company’s proxy materials and/or identified on the Company’s investor relations website.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously announced, the Board of Directors (the “Board”) of Histogen, Inc. (the “Company”) approved a plan of liquidation and dissolution (the “Plan of Dissolution”) of the Company. The Company set a meeting date of December 5, 2023, at 8:00 a.m., Pacific Time, as the 2023 Special Meeting of Stockholders (“Special Meeting”) for the purpose of approving the Plan of Dissolution, which was previously convened, adjourned and set to reconvene on December 14, 2023.

On December 14, 2023, the Company issued a press release announcing that the Special Meeting to vote upon the Plan of Dissolution was convened and adjourned for a second time, without any business being conducted other than the adjournment. At the Special Meeting, Ms. Knudson, the Company’s Chief Executive Officer and Chair of the Special Meeting, announced that the Special Meeting would reconvene for a final time on Thursday, January 4, 2024, at 8:00 a.m., Pacific Time, via a live webcast. During the period of the second adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposal to approve the Plan of Dissolution as this reconvened Special Meeting will be the final opportunity for stockholders to vote for this matter.

Stockholders will be able to attend the reconvened Special Meeting via live webcast at www.virtualshareholdermeeting.com/HSTO2023SM, on Thursday, January 4, 2024 at 8:00 a.m. Pacific Time.

Stockholders who have already submitted their proxy do not need to resubmit their proxy. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting as indicated therein, unless properly revoked in accordance with the procedures described in the Company’s proxy statement. The close of business on October 16, 2023 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting.

Item 7.01 Other Events.

On December 14, 2023, the Company issued a press release announcing the second adjournment of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Important Additional Information filed with the SEC

In connection with the proposed Dissolution Proposal and the Plan of Dissolution, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 18, 2023. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE DISSOLUTION PROPOSAL, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN OF DISSOLUTION. Stockholders may obtain a free copy of the proxy statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov or on the “Investors” section of the Company’s website at www.histogen.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Dissolution Proposal, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with the Plan of Dissolution, and any interest they have in the Plan of Dissolution, was included in the definitive proxy statement filed with the SEC on October 18, 2023. The definitive proxy statement may be obtained free of charge at the SEC’s website at www.sec.gov or on the “Investors” section of the Company’s website at www.histogen.com.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “intends,” “expects,” “estimates,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, among other things, the risks and uncertainties related to completion of the Plan of Dissolution on the anticipated terms or at all, unexpected personnel-related termination or other costs, and market conditions. More information about the risks and uncertainties faced by the Company is contained in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2023. The forward-looking statements are based on information available to the Company as of the date hereof. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibits
99.1	Press Release issued by Histogen Inc. dated December 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Histogen Inc.

Date: December 14, 2023	By:	/s/ Susan A. Knudson
Name: Susan A. Knudson
Title: President, Chief Executive Officer, Chief Financial Officer and Secretary